UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 3, 2018

(Date of Report, Date of Earliest Event Reported)

COVIA HOLDINGS CORPORATION

(Exact Name of Registrant as Specified in Charter)

001-38510

(Commission File Number)

Delaware	13-2656671
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

3 Summit Park Drive, Suite 700, Independence, Ohio	44131
(Address of Principal Executive Offices)	(Zip Code)

(800) 255-7263

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 7.01Regulation FD Disclosure.

On December 3, 2018, Covia Holdings Corporation (“we,” “us,” “our” or “registrant”) posted a corporate presentation to the Investor Relations section of our website.

The presentation includes non-GAAP financial measures, as that term is defined by Rule 101 of Regulation G (17 CFR Part 244) and Item 10 of Regulation S-K (17 CFR Part 229), including EBITDA and adjusted EBITDA.  We define EBITDA as net income from continuing operations before interest expense, income tax expense, depreciation, depletion and amortization, and adjusted EBITDA as EBITDA before non-cash stock-based compensation, merger-related expenses, restructuring charges, asset impairments and certain other income or expenses.

The presentation appendix includes the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and a reconciliation of each such non-GAAP financial measure to the most directly comparable financial measure calculated and presented in accordance with GAAP.  We believe the presentation of the non-GAAP financial measures enhance an investor’s understanding of our financial performance.  In addition, our management uses the non-GAAP financial measures to assess the results of our operations.  Non-GAAP financial information should not be considered in isolation or viewed as a substitute for net income or other measures of performance as defined by GAAP.  Moreover, non-GAAP financial information as reported by us is not necessarily comparable to other similarly titled measures of other companies due to the potential inconsistencies in the method of presentation and items considered.

Attached as Exhibit 99.1 to this Form 8-K is a copy of the presentation, including information concerning forward-looking statements and factors that may affect our future results.  The information in Exhibit 99.1 shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such filing.  By furnishing the information in this Form 8-K and the attached exhibit, we are making no admission as to the materiality of any information in this Form 8-K or the exhibit.

Item 9.01Financial Statements and Exhibits

(d)Exhibits

Exhibit No.	Description
99.1	Covia Holdings Corporation corporate presentation dated December 3, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COVIA HOLDINGS CORPORATION

Date:	December 3, 2018	/s/ Andrew D. Eich
Andrew D. Eich
Executive Vice President and Chief Financial Officer